UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 14, 2010
Date of Report (Date of Earliest Event Reported)
ValueVision Media, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
6740 Shady Oak Road,
Eden Prairie, Minnesota 55344-3433
(Address of principal executive offices, including zip code)
952-943-6000
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 19, 2010, we issued a press release discussing our results of operations and financial condition for our fiscal first quarter ended May 1, 2010. A copy of the press release is furnished as Exhibit 99 hereto.
Item 8.01 Other Events.
      On May 14, 2010, the Company received a demand notice from NBC Universal, Inc. to register pursuant to a shelf registration statement on Form S-3 with the Securities and Exchange Commission not less than 6,452,194 shares of the Company's Common Stock, par value $.01 per share, that are beneficially owned by NBC Universal, Inc. The demand was made under the terms of the Amended and Restated Registration Rights Agreement, dated as of February 25, 2009, by and among the Company, GE Capital Equity Investments, Inc., and NBC Universal, Inc.
Item 9.01 Financial Statements and Exhibits.
99.1	Press release dated May 19, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 19, 2010

VALUEVISION MEDIA, INC.
/s/ Nathan E. Fagre
Nathan E. Fagre
Senior Vice President, General Counsel and Secretary